Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/B. Andrew Rose

B. Andrew Rose

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/Joseph B. Hayek

Joseph B. Hayek

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 23rd day of June, 2021.

/s/Kerrii B. Anderson

Kerrii B. Anderson

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/David P. Blom

David P. Blom

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/John B. Blystone

John B. Blystone

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/Mark C. Davis

Mark C. Davis

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

‘

/s/Michael J. Endres

Michael J. Endres

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/Ozey K. Horton, Jr.

Ozey K. Horton, Jr.

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/Peter Karmanos, Jr.

Peter Karmanos, Jr.

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/John P. McConnell

John P. McConnell

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/Carl A. Nelson, Jr.

Carl A. Nelson, Jr.

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/Sidney A. Ribeau

Sidney A. Ribeau

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 23rd day of June, 2021.

/s/Mary Schiavo

Mary Schiavo

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose and Joseph B. Hayek, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/Patrick J. Kennedy

Patrick J. Kennedy

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2021, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2021.

/s/Richard G. Welch

Richard G. Welch